UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 20, 2010

The Allied Defense Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-11376	04-2281015
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8000 Towers Crescent Drive, Suite 260, Vienna, Virginia		22182
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(703) 847-5268

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 20, 2010, The Allied Defense Group, Inc. (the "Company") issued a press release announcing that trading of shares of the Company’s common stock has been transferred from the NYSE Amex to the OTCQB™ Marketplace effective Monday, September 20, 2010. The Company’s trading symbol will now be ADGI. A copy of the press release is attached hereto as Exhibit 99.1

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 Press Release of The Allied Defense Group, Inc., issued on September 20, 2010.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Allied Defense Group, Inc.

September 21, 2010	By:	/s/ Wayne F. Hosking

Name: Wayne F. Hosking
Title: Vice President for Corporate Strategic Development

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated September 20, 2010